                                                                      Exhibit 99

[LOGO OF HELLER]

                                                         Heller Financial, Inc.
                                                         500 West Monroe Street
                                                         Chicago, Illinois 60661
                                                         312/441-7000
--------------------------------------------------------------------------------

For Further Information Contact               News Release

Dan Murphy/Investor Relations
312/441-7642

Peter Duckler or Pamela Flores
HLB Communications, Inc.
312/649-0371


  Heller Financial Reports Second Quarter Net Income of $70 million, EPS of $.65
  ------------------------------------------------------------------------------

Chicago--(July 20, 2000)--Heller Financial, Inc. (NYSE: HF) today reported net income of $70 million for the second quarter of 2000, an increase of 21 percent over second quarter 1999. Net income applicable to common stock was $63 million, an increase of 24 percent over the prior year period. Diluted earnings per share were $.65 for the quarter, an increase of 14 percent over the second quarter of 1999.

  Earnings growth for the quarter was driven by strong new business volume, stable net interest margin, increased operating revenues, improved operating efficiency and continued strong performance in the credit quality of Heller's portfolio.

  "We are very proud to report another solid quarter of results," said Chairman and Chief Executive Officer Richard J. Almeida. "We believe these results validate the strength of our business franchise across growth markets.

     Highlights included:

     Heller's new business volume totaled $2.2 billion for the quarter, increasing 20 percent over the prior year period, with particular strength in corporate finance, leasing services and healthcare finance. Total lending assets and investments grew to $18.3 billion.

     Operating revenues for the quarter were $262 million, a 16 percent increase over second quarter 1999. Heller's multiple revenue sources continued to drive the growth in operating revenues, as both interest and non-interest income increased. Net interest income increased 33 percent over the prior year period, due to growth in the Company's portfolio of lending assets. Excluding factoring commissions, which fell due to the 1999 sale of the domestic factoring business, non-interest income grew 12 percent on strong performance in Heller's investment portfolios.

     Heller's operating margin was 6.2 percent for the quarter. Net interest margin was 3.7 percent, consistent with both the first quarter of 2000 and the second quarter of 1999.

     Credit quality in Heller's portfolio remained strong. Net writedowns totaled $25 million during the quarter, .65 percent of average lending assets. Heller's nonearning assets were 1.7 percent of total lending assets versus 1.6 percent at March 31, 2000, favorable to Heller's target range of two to four percent. The Company's loan loss reserve of 2.1 percent of receivables remains in excess of 100 percent of nonearning receivables.

     Operating expenses totaled $116 million for the second quarter, an increase of 8 percent over the second quarter of 1999. Heller's efficiency ratio improved to 44 percent for the quarter from 48 percent for both the second quarter and full year in 1999.

     "This was a solid quarter on all fronts, illustrating our commitment to credit quality and on improving operational efficiency and financial returns. We are very optimistic about the prospects for our business and financial performance in the second half of 2000."

     Heller Financial, Inc. is a worldwide commercial finance company providing a broad range of financing solutions to middle-market and small business clients. With nearly $20 billion in total assets, Heller offers equipment financing and leasing, sales finance programs, collateral and cash flow-based financing, financing for healthcare companies and financing for commercial real estate. The company also offers trade finance, factoring, asset-based lending, leasing and vendor finance products and programs to clients in Europe, Asia, Australia and Latin America. Heller's common stock is listed as "HF" on the New York and Chicago Stock Exchanges. Heller can be found on the World Wide Web at http://www.hellerfinancial.com.

     The statements made by the Company in this news release may include certain forward-looking statements that reflect the Company's current expectations regarding its future growth, results and performance. These forward-looking statements are subject to a variety of risks and uncertainties, which could cause the Company's future growth, results and performance to differ materially from those expressed in, or implied by, these statements. Information concerning these risks and uncertainties is contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission.

                    HELLER FINANCIAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (in millions)


                                     ASSETS

                                                   June 30,     December 31,
                                                     2000          1999
                                                  -----------   ------------
                                                  (unaudited)    (audited)
Cash and cash equivalents........................     $   778        $   516

Receivables......................................      15,828         14,795
Less: Allowance for losses of receivables........         337            316
                                                      -------        -------

     Net receivables.............................      15,491         14,479

Investments......................................       1,481          1,286
Operating leases.................................         814            508
Investments in international joint ventures......         203            219
Other assets.....................................       1,003            965
                                                      -------        -------

     Total assets................................     $19,770        $17,973
                                                      =======        =======

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Senior debt
 Commercial paper and short-term borrowings......     $ 5,067        $ 5,202
 Notes and debentures............................      10,482          8,630
                                                      -------        -------

     Total senior debt...........................      15,549         13,832

Credit balances of factoring clients.............         915            993
Other payables and accruals......................         846            790
                                                      -------        -------

     Total liabilities...........................      17,310         15,615

Minority interest................................          11             11

Stockholders' equity
  Preferred stock................................         400            400

  Common stockholders' equity....................       2,049          1,947
                                                      -------        -------

     Total stockholders' equity..................       2,449          2,347
                                                      -------        -------

     Total liabilities and stockholders' equity..     $19,770        $17,973
                                                      =======        =======


                    HELLER FINANCIAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                  (in millions, except per share information)

                                                         Three Months Ended              Six Months Ended
                                                              June 30,                       June 30,
                                                     --------------------------     ---------------------------
                                                       2000            1999            2000            1999
                                                       -----           -----           -----           -----
                                                    (unaudited)     (unaudited)     (unaudited)     (unaudited)
Interest Income...................................     $ 404           $ 274           $ 765           $ 536

Interest Expense..................................       247             156             462             305
                                                       -----           -----           -----           -----

 Net interest income...............................      157             118             303             231

Fees and other income.............................        78              69             166             143

Factoring commissions.............................        19              30              36              58

Income of international joint ventures............         8               8              18              16
                                                       -----           -----           -----           -----

 Operating revenues................................      262             225             523             448

Operating expenses................................       116             107             233             215

Provision for losses..............................        41              30              71              59


 Income before income taxes and minority interest.       105              88             219             174

Income tax provision..............................        35              29              73              58

Minority interest.................................         0               1               1               1
                                                       -----           -----           -----           -----

 Net income........................................    $  70           $  58           $ 145           $ 115
                                                       =====           =====           =====           =====

 Dividends on preferred stock......................    $   7           $   7           $  14           $  14
                                                       =====           =====           =====           =====

  Net income applicable to common stock............    $  63           $  51           $ 131           $ 101
                                                       =====           =====           =====           =====

  Basic net income applicable to common stock per
    share (1)......................................    $0.65           $0.57           $1.36           $1.12
                                                       =====           =====           =====           =====

  Diluted net income applicable to common stock per
    share (1)......................................    $0.65           $0.57           $1.35           $1.12
                                                       =====           =====           =====           =====

                    HELLER FINANCIAL, INC. AND SUBSIDIARIES
                            SELECTED FINANCIAL DATA
                                  (unaudited)

SELECTED DATA AND RATIOS                     Three Months Ended      Six Months Ended
(dollars in millions)                             June 30,               June 30,
                                                  --------               --------
                                               2000       1999         2000      1999
                                               ----       ----         ----      ----
Profitability:
--------------
Net income applicable to common stock
 per share (1):
  Basic                                        $0.65      $0.57        $1.36     $1.12
  Diluted                                       0.65       0.57         1.35      1.12

Return on average common
 stockholders' equity (2)                       12.6%      12.8%        13.2%     12.8%

Return on AFE (3)                                1.7        1.8          1.8       1.9

Net interest income as a percentage of
 AFE (3)                                         3.7        3.7          3.7       3.7

Non-interest operating revenues as a
 percentage of AFE (3)                           2.5        3.3          2.7       3.5

Total operating revenues as a
 percentage of AFE (3)                           6.2        7.0          6.4       7.2

Operating expenses as a percentage of
 AFE (3)                                         2.7        3.3          2.9       3.5

Operating expenses to operating revenues        44.3       47.6         44.6      48.0

Operating expenses to AMA (4)                    2.5        3.0          2.6       3.1

Gross writedowns                               $  28      $  25        $  54     $  52

Gross recoveries                               $   3      $   2        $   5     $   7

                                                                June 30,              December 31,              June 30,
                                                                  2000                    1999                    1999
                                                                  ----                    ----                    ----
Credit Quality:
---------------
Ratio of earning loans delinquent 60 days or more
 to receivables                                                    1.6%                    1.5%                    1.5%

Ratio of total nonearning assets to total lending
 assets                                                            1.7%                    1.5%                    1.7%

Ratio of net writedowns to average lending assets                  0.65%                   0.74%                   0.74%

Ratio of allowance for losses of receivables to
 receivables                                                       2.1%                    2.1%                    2.2%

Ratio of allowance for losses of receivables to
 nonearning receivables                                            140%                    155%                    136%

                                                               Three Months Ended                       Six Months Ended
                                                                    June 30,                                June 30,
                                                                    --------                                --------
                                                          2000                1999                2000                1999
                                                          -----               -----               -----               ----
Leverage:
---------
Ratio of debt (net of short-term investments) to
 total stockholders' equity                               6.1x                5.6x                6.1x                5.6x


Ratio of commercial paper and short-term
 borrowings to total debt                                  33%                 36%                 33%                 36%

Other: (dollars in millions)
------
Total lending assets and investments                  $18,351             $14,550             $18,351             $14,550

Total lending assets                                   15,853              12,808              15,853              12,808

Average lending assets                                 15,445              12,447              15,236              12,250

Total common stockholders' equity                       2,049               1,618               2,049               1,618

Average common stockholders' equity                     2,019               1,602               1,995               1,590

Funds employed (3)                                     17,436              13,258              17,436              13,258

Average funds employed (3)                             17,016              12,892              16,439              12,512

Managed assets (4)                                     18,911              14,434              18,911              14,434

Average managed assets (4)                             18,446              14,205              17,850              13,924

(1) Based on 96,584,475 basic and 96,666,429 diluted weighted average shares of common stock outstanding for the quarter ended June 30, 2000 and 96,630,871 basic and 96,719,196 diluted weighted average shares of common stock outstanding for the six months ended June 30, 2000. The diluted weighted average shares as of June 30, 2000, include the effect of 4.1 million stock options issued to management of the Company.

(2) Return on average common stockholders' equity is computed as net income less preferred stock dividends paid, divided by average total common stockholders' equity.

(3) Funds employed include lending assets and investments, less credit balances of factoring clients.

(4) Managed assets include funds employed plus receivables previously securitized or sold and currently managed by the Company.

LENDING ASSETS AND INVESTMENTS

                                                                June 30,          December 31,           June 30,
BY BUSINESS SEGMENT                                               2000                1999                 1999
(dollars in millions)                                           -------             -------              -------
Domestic Commercial Finance Segment
       Corporate Finance                                       $ 5,777              $ 4,937              $ 4,439
       Leasing Services                                          4,044                3,428                3,110
       Real Estate Finance                                       2,669                2,626                1,919
       Small Business Finance                                    1,337                1,312                1,047
       Healthcare Finance                                        1,299                  971                    -
       Commercial Services*                                          -                    -                  922
       Other                                                       469                  518                  569
                                                               -------              -------              -------
Total Domestic Commercial Finance Segment                      $15,595              $13,792              $12,006
International Factoring and Asset Based
  Finance Segment                                                2,756                3,040                2,544
                                                               -------              -------              -------
Total lending assets and investments                           $18,351              $16,832              $14,550
                                                               =======              =======              =======

* On November 30, 1999, we sold the assets of our Commercial Services unit.

FEES AND OTHER INCOME
(dollars in millions)                                   Three Months Ended                   Six Months Ended
                                                             June 30,                            June 30,
                                                        ------------------                   ----------------
                                                      2000                1999             2000              1999
                                                      ----                ----             ----              ----
Factoring commissions                                  $  19             $  30             $  36             $  58
Income of international joint ventures                     8                 8                18                16
Fees and other income:
   Investment and asset sale income**                     59                36               123                84
   Fee income and other                                   19                33                43                59
                                                       -----             -----             -----             -----
     Total fees and other income                       $  78             $  69             $ 166             $ 143
                                                       -----             -----             -----             -----
     Total non-interest income                         $ 105             $ 107             $ 220             $ 217
                                                       =====             =====             =====             =====

** Includes gains on securitizations, syndications and loans sales, net investment income and gains, equipment residual gains and participation income.